UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2024

Rent the Runway, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40958	80-0376379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Rent the Runway, Inc.
10 Jay Street
Brooklyn, New York 11201
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (212) 524-6860
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RENT	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 27, 2024, Rent the Runway, Inc. (the “Company”) received written notice (the “Notice”) from The Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that the Company is no longer in compliance with the minimum Market Value of Listed Securities (“MVLS”) of $35,000,000 required for continued listing on The Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(b)(2) (the “Minimum MVLS Requirement”). The Notice has no effect at this time on the listing of the Company’s Class A common stock, par value $0.001 per share, which continues to trade on The Nasdaq Capital Market under the symbol “RENT”.

The Notice is in addition to the previous notice of deficiency that the Company received from Nasdaq on October 20, 2023, notifying the Company that the bid price for the Company’s Class A common stock had closed below the minimum $1.00 per share requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) for the prior thirty consecutive business days (the “Bid Price Requirement”). While the Bid Price Requirement remains uncured as of the date of this Current Report on Form 8-K, the Company has taken action to cure the deficiency, as described further in Item 5.03 of this Current Report on Form 8-K.

In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has a period of 180 calendar days, or until September 23, 2024 (the “Compliance Date”), to regain compliance with the Minimum MVLS Requirement. To regain compliance with the Minimum MVLS Requirement, the Company’s MVLS must close at $35,000,000 or more for a minimum of 10 consecutive business days prior to the Compliance Date.

If the Company does not regain compliance with the Minimum MVLS Requirement by the Compliance Date, Nasdaq will notify the Company that its securities are subject to delisting, at which point the Company may appeal the delisting determination to a Nasdaq hearings panel. There can be no assurance that, if the Company decides to appeal the delisting determination, such an appeal would be successful.

The Company intends to actively monitor its MVLS and may, if appropriate, consider implementing available options to regain compliance with the Minimum MVLS Requirement under the Nasdaq Listing Rules. There can be no assurance that the Company will be able to regain compliance with the Minimum MVLS Requirement or the Bid Price Requirement, or maintain compliance with any other listing requirements.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, the Company held a Special Meeting of Stockholders on March 21, 2024, at which the Company’s stockholders voted to approve amendments to the Company’s Twelfth Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to effect a reverse stock split of the Company’s Class A and Class B common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-30, as determined by the Company’s Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments.

The Board of Directors subsequently approved the amendment to the Restated Certificate effecting the reverse stock split at a ratio of 1-for-20 (the “Reverse Stock Split”) and abandoned all other amendments to the Restated Certificate previously approved by the Board of Directors and the stockholders.

On April 2, 2024, the Company filed a Certificate of Amendment to the Restated Certificate (the “Amendment”) to effect the Reverse Stock Split with the Secretary of State of the State of Delaware. The Amendment did not affect the number of authorized shares of the Company’s common stock or the par value of the Company’s common stock. The Reverse Stock Split became effective at 5:00 p.m., Eastern Time, on April 2, 2024, at which time every 20 shares of issued and outstanding Class A common stock or Class B common stock were automatically reclassified into one new share of Class A or Class B common stock, respectively.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s ability to regain compliance with the Minimum MVLS Requirement or the Bid Price Requirement, the Company’s intention to actively monitor its MVLS, the Company’s plans to consider implementing available options to regain compliance with the Minimum MVLS Requirement, and the expected timing of the Reverse Stock Split implementation. In some cases, you can identify forward-looking statements because they contain words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “toward,” “will,” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are based on information available at the time those statements are made and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management as of that time with respect to future events. These statements are subject to risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include risks related to the Company’s ability to achieve anticipated cost savings and operate within its anticipated budget. Additional information regarding these and other risks and uncertainties that could cause actual results to differ materially from the Company’s expectations is included in its Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2023. Except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Twelfth Amended and Restated Certificate of Incorporation of Rent the Runway, Inc., dated April 2, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT THE RUNWAY, INC.

Date: April 2, 2024	By:	/s/ Cara Schembri
Cara Schembri Chief Legal & Administrative Officer